SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 22, 2007

                            NORTH PENN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         PENNSYLVANIA                    0-51234                20-1882440
         ------------                    -------                ----------
(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                 216 ADAMS AVENUE, SCRANTON, PENNSYLVANIA 18503
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (570) 344-6113
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

On March 22, 2007, North Penn Bancorp, Inc. announced that its Board of Directors has unanimously resolved to convert from the mutual holding structure to a fully-public bank holding company.

For further details, reference is made to the Press Release dated March 22, 2007, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

         99.1     Press release issued March 22, 2007




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: March 22, 2007                  By: /s/ Frederick L. Hickman
                                          -------------------------------------
                                          Frederick L. Hickman
                                          President and Chief Executive Officer